UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 17, 2025

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
CIM Real Estate Finance Trust, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on July 17, 2025.
The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on Schedule 14A on April 29, 2025 (the “Proxy Statement”).
The Election of Directors to Hold Office Until the 2026 Annual Meeting of Stockholders and Until Their Successors Are Duly Elected and Qualify
All of the director nominees listed below were elected by the requisite vote of the Company’s stockholders to hold office until the next annual meeting of stockholders in 2026 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal as follows:

Nominee	Votes For	Withhold	Broker Non-Votes
Richard S. Ressler	71,239,093	8,482,070	148,359,090
T. Patrick Duncan	70,857,818	8,863,345	148,359,090
W. Brian Kretzmer	70,715,325	9,005,838	148,359,090
Jason Schreiber	71,113,630	8,607,533	148,359,090
Howard A. Silver	71,236,504	8,484,659	148,359,090
Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers for the Fiscal Year Ended December 31, 2024
The Company’s stockholders of record approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2024, as described in the Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,262,944	10,917,657	7,540,562	148,359,090
Recommendation, on a Non-Binding Advisory Basis, of the Frequency of Future Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers
The Company’s stockholders of record recommended, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
67,869,267	2,638,063	2,546,135	667,698	148,359,090
Based on the results of the advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, and consistent with the recommendation of the Company’s board of directors, the Company has determined it will hold an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of such votes.
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025
The requisite vote of the Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,189,555	3,138,784	5,751,914	—
No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2025	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer, Principal Accounting Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)